UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36441	46-4702118
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer
Identification No.)

101 JFK Parkway,	Short Hills,	New Jersey	07078
(Address of principal executive offices)			(Zip Code)

     Registrant's telephone number, including area code:  (973) 924-5100

Not Applicable
_________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ISBC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 25, 2021, Investors Bancorp, Inc. (the “Company”) held its Annual Meeting of Stockholders.

The following proposals were submitted by the Board of Directors to a vote of security holders and the final result of the voting on each proposal is noted below.

Proposal 1: The election as Directors of all nominees listed below, each for a three-year term:

Directors
Terms Expiring at the 2024 Meeting:	Votes For	Votes Withhold	Broker Non Votes
Kevin Cummings	185,044,512	8,757,296	19,732,411
John E. Harmon, Sr.	190,265,412	3,536,396	19,732,411
Michele N. Siekerka	183,437,855	10,363,953	19,732,411
Paul N. Stathoulopoulos	172,359,881	21,441,927	19,732,411
Kim Wales	190,670,250	3,131,558	19,732,411

Proposal 2: The approval of a non-binding, advisory proposal to approve the compensation paid to our Named Executive Officers.

Votes For	Votes Against	Abstain	Broker Non Votes
177,314,540	14,654,579	1,832,689	19,732,411

Proposal 3: The approval of a non-binding, advisory proposal to vote on the frequency of stockholder voting on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non Votes
177,533,968	3,792,904	11,493,314	981,622	19,732,411

Proposal 4: The ratification of the appointment of KPMG LLP as the independent registered public accounting firm for Investors Bancorp, Inc. for the year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non Votes
208,021,147	4,942,580	570,492	—

Item 7.01	Regulation FD Disclosure.
    On May 25, 2021, management of the Company utilized a slide presentation at its Annual Meeting of Stockholders. A copy of the slide presentation is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Presentation for Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.

DATE: May 25, 2021	By:	/s/ Brian Doran
Brian Doran
Executive Vice President and
General Counsel